                                                                     EXHIBIT 4.1

CERTIFICATE FACE

     CLASS A COMMON STOCK                           CLASS A COMMON STOCK
            NUMBER                                         SHARES

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON, MA OR IN NEW YORK, NY                             CUSIP


     THE SHARES OF CRESCENDO PHARMACEUTICALS CORPORATION EVIDENCED HEREBY ARE SUBJECT TO AN OPTION OF ALZA CORPORATION, ITS SUCCESSORS AND ASSIGNS, AS DESCRIBED IN THE RESTATED CERTIFICATE OF INCORPORATION OF CRESCENDO PHARMACEUTICALS CORPORATION, TO PURCHASE SUCH SHARES AT A PURCHASE PRICE DETERMINED IN ACCORDANCE WITH ARTICLE FIFTH THEREOF, EXERCISABLE BY NOTICE TO CRESCENDO PHARMACEUTICALS CORPORATION AT ANY TIME DURING THE PERIOD ENDING ON THE EARLIER OF (i) JANUARY 31, 2002 (WHICH PERIOD MAY BE EXTENDED BY ALZA CORPORATION AS DESCRIBED IN ARTICLE FIFTH OF SUCH RESTATED CERTIFICATE OF INCORPORATION) AND (ii) THE 60TH DAY AFTER CRESCENDO PHARMACEUTICALS CORPORATION PROVIDES ALZA CORPORATION WITH A STATEMENT THAT, AS OF THE END OF ANY CALENDAR MONTH, THERE ARE LESS THAN $2.5 MILLION OF AVAILABLE FUNDS (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION) REMAINING, ACCOMPANIED BY A REPORT OF CRESCENDO PHARMACEUTICAL CORPORATION'S INDEPENDENT AUDITORS. COPIES OF THE RESTATED CERTIFICATE OF INCORPORATION ARE AVAILABLE AT THE PRINCIPAL PLACE OF BUSINESS OF CRESCENDO PHARMACEUTICALS CORPORATION AND WILL BE FURNISHED TO ANY STOCKHOLDER ON REQUEST AND WITHOUT COST.

                                CRESCENDO LOGO

                     CRESCENDO PHARMACEUTICALS CORPORATION
                           (A Delaware Corporation)
                          Authorized Capitalization:

           6,000,000 shares of Class A Common Stock, par value $.01 and 1,000 shares of Class B Common Stock, par value $1.00

THIS CERTIFIES THAT
                                   SPECIMEN
IS THE OWNER OF

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                        WITH PAR VALUE OF $.01 EACH, OF

                     CRESCENDO PHARMACEUTICALS CORPORATION

                             CERTIFICATE OF STOCK

(hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrant.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officer.

Dated:

      SPECIMEN             CRESCENDO                SPECIMEN
/s/ David R. Hoffmann      CORPORATE             /s/ James W. Young
      SECRETARY               SEAL         PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
BOSTON EQUISERVE, L.P.
       TRANSFER AGENT AND REGISTRAR

BY
   /s/
SPECIMEN
                   AUTHORIZED SIGNATURE

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        The Corporation's Class A common stock is subject to an option granted to ALZA Corporation to purchase such Class A common stock during a specified period as described in the legend on the face of this certificate. Stockholders may obtain upon request and without charge a copy of the Restated Certificate of Incorporation of the Corporation which includes the terms and conditions of such purchase option and a statement of the rights, preferences, privileges and restrictions imposed upon each class of shares authorized to be issued and upon the holders thereof from the office of the Corporation at 1454 Page Mill Road Avenue, Palo Alto, California 94304.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common      UNIF GIFT MIN ACT -- ______Custodian_______
TEN ENT -- as tenants by the                              (Cust)         (Minor)
            entireties                                    under the Uniform
JT TEN  -- as joint tenants with                          Gifts to Minors Act
           right of survivorship                          ______________________
           and not as tenants in                                  (State)
           common                     UNIF TFR MIN ACT -- _____Custodian (until
                                                          age _____________)
                                                          ________ under Uniform
                                                          Transfers to Minors
                                                          Act _________________
                                                                  (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED, _________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

_______________________________________________________________________________
       (PLEASE TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the Class A common stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

                                     X _______________________________________

                                     X _______________________________________

                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER .

Signature(s) Guaranteed




By _________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT TO
S.E.C. RULE 17Ad-15.